BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended	12 Months Ended
	Nov. 30, 2019	Feb. 23, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying interim Condensed Consolidated Financial Statements include the accounts of Albertsons Companies, Inc. and its subsidiaries (the “Company”). All significant intercompany balances and transactions were eliminated. The Condensed Consolidated Balance Sheet as of February 23, 2019 is derived from the Company’s annual audited Consolidated Financial Statements for the fiscal year ended February 23, 2019, included in this prospectus, which should be read in conjunction with these Condensed Consolidated Financial Statements. Certain information in footnote disclosures normally included in annual financial statements was condensed or omitted for the interim periods presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). In the opinion of management, the interim data includes all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. The interim results of operations and cash flows are not necessarily indicative of those results and cash flows expected for the year. The Company’s results of operations are for the 40 weeks ended November 30, 2019 and December 1, 2018.
Prior Period Reclassifications
Certain prior period amounts have been reclassified to conform to the current period presentation, specifically the reclassification of gains and losses from property dispositions and impairment losses from Selling and administrative expenses to Gain on property dispositions and impairment losses, net on the Condensed Consolidated Statements of Operations and Comprehensive Income (Loss).
Significant Accounting Policies
Restricted cash:
Restricted cash is included in Other current assets or Other assets depending on the remaining term of the restriction and primarily relates to funds held in escrow. The Company had $10.2 million and $41.6 million of restricted cash as of November 30, 2019 and February 23, 2019, respectively.
Inventories, net:
    Substantially all of the Company’s inventories consist of finished goods valued at the lower of cost or market and net of vendor allowances. The Company uses either item-cost or the retail inventory method to value inventory at the lower of cost or market before application of any last-in,
first-out
(“LIFO”) reserve. Interim LIFO inventory costs are based on management’s estimates of expected year-end
inventory levels and inflation rates. The Company recorded LIFO expense of $18.9 million and $15.7 million for the 40 weeks ended November 30, 2019 and December 1, 2018, respectively.
Equity-based compensation:
    The Company maintains the Albertsons Companies, Inc. Phantom Unit Plan, an equity-based incentive plan, which provides for grants of phantom units (“Phantom Units”) to certain employees, directors and consultants. Each Phantom Unit provides the participant with a contractual right to receive, upon vesting, one management incentive unit in each of the Company’s parents, Albertsons Investor Holdings LLC (“Albertsons Investor”) and KIM ACI, LLC (“KIM ACI”), that collectively own all of the outstanding shares of the Company. The Phantom Units vest over a service period, or upon a combination of both a service period and achievement of certain performance-based thresholds. The fair value of the Phantom Units is determined using an option pricing model, adjusted for lack of marketability and using an expected term or time to liquidity based on judgments made by management.
For the 40 weeks ended November 30, 2019 and December 1, 2018, equity-based compensation expense recognized by the Company related to Phantom Units was $21.8 million and $35.5 million, respectively. For the 40 weeks ended November 30, 2019 and December 1, 2018, the Company recorded an income tax benefit related to Phantom Units of $5.7 million and $9.6 million, respectively. As of November 30, 2019, there was $35.4 million of unrecognized costs related to 1.3 million unvested Phantom Units. That cost is expected to be recognized over a weighted average period of 1.9 years.
On April 25, 2019, upon the commencement of employment, the Company’s President and Chief Executive Officer was granted direct equity interests in each of the Company’s parents, Albertsons Investor and KIM ACI. These equity interests generally vest over five years, with 50% based solely on a service period and 50% upon a service period and achievement of certain performance-based thresholds. The fair value of the equity interests is determined using an option pricing model, adjusted for lack of marketability and using an expected term or time to liquidity based on judgments made by management. The fair value of the equity interests deemed granted was approximately $10.8 million, which excludes approximately 40% of the equity units that vest based upon the achievement of future fiscal year annual performance targets that will only be deemed granted for accounting purposes upon the establishment of such respective future fiscal year annual performance targets. For the 40 weeks ended November 30, 2019, equity-based compensation expense recognized by the Company related to these equity interests was $3.0 million. As of November 30, 2019, there was $7.8 million of unrecognized costs related to the equity interests deemed granted. That cost is expected to be recognized over a weighted average period of 4.0 years.
Treasury stock:
During fiscal 2018, the Company repurchased 1,772,018 shares of common stock allocable to certain current and former members of management (the “Management Holders”) for $25.8 million in cash. The shares are classified as treasury stock on the Condensed Consolidated Balance Sheets. The shares repurchased represented a portion of the shares allocable to management. Proceeds from the repurchase were used by the Management Holders to repay outstanding loans of the Management Holders with a third-party financial institution. As there is no current active market for shares of the Company’s common stock, the shares were repurchased at a negotiated price between the Company and the Management Holders.
Income taxes:
Income tax expense was $110.5 million, representing a 21.7% effective tax rate, for the 40 weeks ended November 30, 2019. The Company’s effective tax rate for the 40 weeks ended November 30, 2019 differs from the federal income tax statutory rate of 21% primarily due to state income taxes, reduced by income tax credits and charitable donation benefit. Income tax benefit was $80.3 million for the 40 weeks ended December 1, 2018. The tax benefit in fiscal 2018 was primarily driven by the Company’s provisional SAB 118 adjustment of $60.3 million, primarily to account for refinement of the transition tax, and the remeasurement of deferred taxes.
Segments:
    The Company and its subsidiaries offer grocery products, general merchandise, health and beauty care products, pharmacy, fuel and other items and services in its stores or through eCommerce channels. The Company’s operating divisions are geographically based, have similar economic characteristics and similar expected long-term financial performance. The Company’s operating segments and reporting units are its 13 operating divisions, which are reported in one reportable segment. Each reporting unit constitutes a business for which discrete financial information is available and for which management regularly reviews the operating results. Across all operating segments, the Company operates primarily one store format. Each division offers through its stores and eCommerce channels the same general mix of products with similar pricing to similar categories of customers, has similar distribution methods, operates in similar regulatory environments and purchases merchandise from similar or the same vendors.
Revenue Recognition:
    Revenues from the retail sale of products are recognized at the point of sale to the customer, net of returns and sales tax. Pharmacy sales are recorded upon the customer receiving the prescription. Third-party receivables from pharmacy sales were $225.1 million and $252.2 million as of November 30, 2019 and February 23, 2019, respectively, and are recorded in Receivables, net. For eCommerce related sales, which primarily include home delivery and Drive Up and Go curbside pickup, revenues are recognized upon either pickup in store or delivery to the customer and may include revenue for separately charged delivery services. Discounts provided to customers by the Company at the time of sale are recognized as a reduction in sales as the products are sold. Discounts provided to customers by vendors, usually in the form of coupons, are not recognized as a reduction in sales, provided the coupons are redeemable at any retailer that accepts coupons. The Company recognizes revenue and records a corresponding receivable from the vendor for the difference between the sales prices and the cash received from the customer. The Company records a contract liability when rewards are earned by customers in connection with the Company’s loyalty programs. As rewards are redeemed or expire, the Company reduces the contract liability and recognizes revenue. The contract liability balance was immaterial as of November 30, 2019 and February 23, 2019.
The Company records a contract liability when it sells its own proprietary gift cards. The Company records a sale when the customer redeems the gift card. The Company’s gift cards do not expire. The Company reduces the contract liability and records revenue for the unused portion of gift cards (“breakage”) in proportion to its customers’ pattern of redemption, which the Company determined to be the historical redemption rate. The Company’s contract liability related to gift cards was $57.6 million as of November 30, 2019 and $55.9 million as of February 23, 2019. Breakage amounts were immaterial for the 40 weeks ended November 30, 2019 and December 1, 2018, respectively.
Disaggregated Revenues
The following table represents sales revenue by type of similar product (dollars in millions):

	40 weeks ended
	November 30, 2019		December 1, 2018
	Amount (1)	% of Total	Amount (1)	% of Total
Non-perishables(2)	$20,362.4	43.3%	$20,186.0	43.4%
Perishables(3)	19,347.7	41.1	19,099.1	41.0
Pharmacy	3,958.2	8.4	3,847.0	8.3
Fuel	2,664.0	5.7	2,785.4	6.0
Other(4)	686.0	1.5	600.4	1.3

Net sales and other revenue	$47,018.3	100.0%	$46,517.9	100.0%

(1)	eCommerce related sales are included in the categories to which the revenue pertains.
(2)	Consists primarily of general merchandise, grocery and frozen foods.
(3)	Consists primarily of produce, dairy, meat, deli, floral and seafood.
(4)	Consists primarily of wholesale revenue to third parties, commissions and other miscellaneous revenue.
Recently adopted accounting standards:
On February 25, 2016, the FASB issued ASU
 2016-02,
 ”
Leases (Topic 842).
” ASC Topic 842 supersedes existing lease guidance, including ASC 840—
Leases
. Among other things, ASU
2016-02
requires recognition of a
Right-of-use
(“ROU”) asset and liability for future lease payments for contracts that meet the definition of a lease and requires disclosure of certain information about leasing arrangements. On July 30, 2018, the FASB issued ASU
2018-11,
“
Leases (Topic 842): Targeted Improvements,
” which, among other things, allows companies to elect an optional transition method to apply the new lease standard through a cumulative effect adjustment in the period of adoption. The new guidance requires both classifications of leases, operating and finance, to be recognized on the balance sheet. The new guidance also results in a change in naming convention for leases historically classified as capital leases. Under the new guidance, these leases are now referred to as finance leases. Consistent with prior GAAP, the recognition, measurement and presentation of expenses and cash flows arising from a lease will depend on its classification.
The Company adopted the guidance effective February 24, 2019 by recognizing and measuring leases at the adoption date with a cumulative effect of initially applying the guidance recognized at the date of initial application and as a result did not restate the prior periods presented in the Condensed Consolidated Financial Statements. The Company elected certain practical expedients permitted under the transitional guidance, including retaining historical lease classification, evaluating whether any expired contracts are or contain leases, and not applying hindsight in determining the lease term. The Company also elected the practical expedient to not separate lease and non-lease
components within the lessee lease transaction for all classes of assets. Lastly, the Company elected the short-term lease exception for all classes of assets, and therefore does not apply the recognition requirements for leases of 12 months or less.
The adoption of the standard resulted in the recognition of an operating lease ROU asset of $5.3 billion and an operating lease liability of $5.4 billion. Included in the measurement of the new operating lease ROU asset is the reclassification of certain balances, including those historically recorded as lease exit cost liabilities, deferred rent and favorable and unfavorable lease interests. The adoption also resulted in a cumulative effect transitional adjustment of $776.0 million ($574.6 million, net of tax) to retained earnings related to the elimination of $865.8 million deferred gains on sale leaseback transactions, partially offset by the recognition of $87.3 million in impairment losses on operating lease ROU assets and the removal of $17.2 million and $14.7 million, respectively, of assets and liabilities related to finance lease obligations under previously existing build-to-suit
accounting arrangements. Several other immaterial reclassifications of historical asset and liability line items were also recorded in the Company’s Condensed Consolidated Balance Sheets upon adoption.
In February 2018, the FASB issued ASU
2018-02,
“
Income Statement—Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.
” This ASU allows a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. The Company adopted this guidance in the first quarter of fiscal 2019 and applied the amendments in the period of adoption. The adoption of this standard resulted in a $16.6 million adjustment to both Retained earnings (accumulated deficit) and Accumulated other comprehensive income. The standard did not have a material impact on the Company’s Condensed Consolidated Statements of Operations and the Condensed Consolidated Statements of Cash Flows.

DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES
Description of Business
Albertsons Companies, Inc. and its subsidiaries (the “Company” or “ACI”) is a food and drug retailer that, as of February 23, 2019, operated 2,269 retail stores together with 397 associated fuel centers, 23 dedicated distribution centers, 20 manufacturing facilities and various online platforms. The Company also provides a meal kit offering supported by six fulfillment centers.

The Company’s retail food businesses and in-store pharmacies operate throughout the United States under the banners
Albertsons, Safeway, Vons, Jewel-Osco, Shaw’s
,
Acme, Tom Thumb, Randalls, United Supermarkets, Market Street, Pavilions, Star Market, Carrs
 and
Haggen,
 as well as meal kit company Plated. The Company has no separate assets or liabilities other than its investments in its subsidiaries and all of its business operations are conducted through its operating subsidiaries.
Basis of Presentation and Reorganization Transactions
The Company’s Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany transactions and accounts have been eliminated in consolidation for all periods presented. The Company’s investments in unconsolidated affiliates are recorded using the equity method.
Prior to December 3, 2017, ACI had no material assets or operations. On December 3, 2017, Albertsons Companies, LLC (“ACL”) and its parent, AB Acquisition LLC, a Delaware limited liability company (“AB Acquisition”), completed a reorganization of its legal entity structure whereby the existing equityholders of AB Acquisition each contributed their equity interests in AB Acquisition to Albertsons Investor Holdings LLC (“Albertsons Investor”) and KIM ACI, LLC (“KIM ACI”). In exchange, equityholders received a proportionate share of units in Albertsons Investor and KIM ACI, respectively. Albertsons Investor and KIM ACI then contributed all of the AB Acquisition equity interests they received to ACI in exchange for common stock issued by ACI. As a result, Albertsons Investor and KIM ACI became the parents of ACI owning all of its outstanding common stock with AB Acquisition and its subsidiary, ACL, becoming wholly-owned subsidiaries of ACI. On February 25, 2018, ACL merged with and into ACI, with ACI as the surviving corporation (such transactions, collectively, the “Reorganization Transactions”). Prior to February 25, 2018, substantially all of the assets and operations of ACI were those of its subsidiary, ACL. The Reorganization Transactions were accounted for as a transaction between entities under common control and, accordingly, there was no change in the basis of the underlying assets and liabilities. The Consolidated Financial Statements are reflective of the changes that occurred as a result of the Reorganization Transactions. Prior to February 25, 2018, the Consolidated Financial Statements of ACI reflect the net assets and operations of ACL.
Prior Period Reclassifications
Certain prior period amounts have been reclassified to conform to the current period presentation, specifically the reclassification of gains and losses from property dispositions and impairment losses from Selling and administrative expenses to (Gain) loss on property dispositions and impairment losses, net on the Consolidated Statements of Operations and Comprehensive Income (Loss).
Significant Accounting Policies
Fiscal year:
   The Company’s fiscal year ends on the last Saturday in February. Unless the context otherwise indicates, reference to a fiscal year of the Company refers to the calendar year in which such fiscal year commences. The Company’s first quarter consists of 16 weeks, the second, third and fourth quarters generally each consist of 12 weeks, and the fiscal year generally consists of 52 weeks.
Use of estimates:
    The preparation of the Company’s Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting periods presented. Certain estimates require difficult, subjective or complex judgments about matters that are inherently uncertain. Actual results could differ from those estimates.
Cash and cash equivalents:
    Cash equivalents include all highly liquid investments with original maturities of three months or less at the time of purchase and outstanding deposits related to credit and debit card sales transactions that settle within a few days. Cash and cash equivalents related to credit and debit card transactions were $364.5 million and $315.8 million as of February 23, 2019 and February 24, 2018, respectively.
During the fourth quarter of fiscal 2016, the Company corrected the classification of certain book overdrafts resulting in an increase of $139.2 million in Cash and cash equivalents and Accounts payable. This correction in classification also resulted in an increase of $139.2 million in Net cash provided by operating activities in the Consolidated Statements of Cash Flows for the 52 weeks ended February 25, 2017. The Company has determined that the error in classification related to prior annual or interim periods is not material.
Restricted cash:
    Restricted cash is included in Other current assets and Other assets within the Consolidated Balance Sheets and primarily relates to surety bonds and funds held in escrow. The Company had $41.6 million and $10.5 million of restricted cash as of February 23, 2019 and February 24, 2018, respectively.
Receivables, net:
    Receivables consist primarily of trade accounts receivable, pharmacy accounts receivable and vendor receivables. Management makes estimates of the uncollectibility of its accounts receivable. In determining the adequacy of the allowances for doubtful accounts, management analyzes the value of collateral, historical collection experience, aging of receivables and other economic and industry factors. It is possible that the accuracy of the estimation process could be materially impacted by different judgments, estimations and assumptions based on the information considered and could result in a further adjustment of receivables. The allowance for doubtful accounts and bad debt expense were not material for any of the periods presented.
Inventories, net:
    Substantially all of the Company’s inventories consist of finished goods valued at the lower of cost or market and net of vendor allowances.
As of February 23, 2019 and February 24, 2018, approximately 85.9% and 86.1%, respectively, of the Company’s inventories were valued under the last-in,
first-out
(“LIFO”) method. The Company primarily uses the retail inventory or the item-cost method to determine inventory cost before application of any LIFO adjustment. Under the retail inventory method, inventory cost is determined, before the application of any LIFO adjustment, by applying a cost-to-retail
ratio to various categories of similar items to the retail value of those items. Under the item-cost method, the most recent purchase cost is used to determine the cost of inventory before the application of any LIFO adjustment. Replacement or current cost was higher than the carrying amount of inventories valued using LIFO by $125.1 million and $117.1 million as of February 23, 2019 and February 24, 2018, respectively. During fiscal 2018 and 2017, inventory quantities in certain LIFO layers were reduced. These reductions resulted in a liquidation of LIFO inventory quantities carried at lower costs prevailing in prior years as compared with the cost of fiscal 2018 and 2017 purchases. As a result, cost of sales decreased by $18.1 million and $16.7 million in fiscal 2018 and 2017, respectively. Liquidations of
LIFO layers during fiscal 2016 did not have a material effect on the results of operations. Cost for the remaining inventories, which represents perishable and fuel inventories, was determined using the most recent purchase cost, which approximates the first-in,
first-out
(“FIFO”) method. Perishables are counted every four weeks and are carried at the last purchased cost which approximates FIFO cost. Fuel inventories are carried at the last purchased cost, which approximates FIFO cost. The Company records inventory shortages based on actual physical counts at its facilities and also provides allowances for inventory shortages for the period between the last physical count and the balance sheet date.
Property and equipment, net:
    Property and equipment is recorded at cost or fair value for assets acquired as part of a business combination, and depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Estimated useful lives are generally as follows: buildings—seven to 40 years; leasehold improvements—the shorter of the remaining lease term or ten to 20 years; fixtures and equipment—three to 15 years; and specialized supply chain equipment - six to 25 years.
Assets under capital leases are recorded at the lower of the present value of the future minimum lease payments or the fair value of the asset and are amortized on the straight-line method over the lesser of the lease term or the estimated useful life. Interest capitalized on property under construction was immaterial for all periods presented.
Impairment of long-lived assets:
    The Company regularly reviews its individual stores’ operating performance, together with current market conditions, for indicators of impairment. When events or changes in circumstances indicate that the carrying value of the individual store’s assets may not be recoverable, its future undiscounted cash flows are compared to the carrying value. If the carrying value of store assets to be held and used is greater than the future undiscounted cash flows, an impairment loss is recognized to record the assets at fair value. For property and equipment held for sale, the Company recognizes impairment charges for the excess of the carrying value plus estimated costs of disposal over the fair value. Fair values are based on discounted cash flows or current market rates. These estimates of fair value can be significantly impacted by factors such as changes in the current economic environment and real estate market conditions. Long-lived asset impairments are recorded as a component of Gain (loss) on property dispositions and impairment losses, net.
Lease exit costs:
    The Company records a liability for costs associated with closures of retail stores, distribution centers and other properties that are no longer utilized in current operations. For properties that have closed and are under long-term lease agreements, the present value of any remaining liability under the lease, net of estimated sublease recovery and discounted using credit adjusted risk-free rates, is recognized as a liability and charged to (Gain) loss on property dispositions and impairment losses, net. These lease liabilities are usually paid over the lease terms associated with the property. Adjustments to lease exit reserves primarily relate to changes in subtenant income or actual exit costs that differ from original estimates. Lease exit reserves for closed properties are included as a component of Other current liabilities and Other long-term liabilities.
Intangible assets, net:
    The Company reviews finite-lived intangible assets for impairment in accordance with its policy for long-lived assets. The Company reviews intangible assets with indefinite useful lives and tests for impairment annually on the first day of the fourth quarter and also if events or changes in circumstances indicate the occurrence of a triggering event. The review consists of comparing the estimated fair value of the cash flows generated by the asset to the carrying value of the asset. Intangible assets with indefinite useful lives consist of restricted covenants and liquor licenses. Intangible assets with finite lives consist primarily of trade names, naming rights, customer prescription files, internally developed software and beneficial lease rights. Intangible assets with finite lives are amortized on a straight-line basis over an estimated economic life ranging from five to 40 years.
Beneficial lease rights and unfavorable lease obligations are recorded on acquired leases based on the differences between the contractual rents for the remaining lease terms under the respective lease agreement and prevailing market rents for the related geography as of the lease acquisition date. Beneficial lease rights and unfavorable lease obligations are amortized over the expected lease term using the straight-line method.
Business combination measurements:
    In accordance with applicable accounting standards, the Company estimates the fair value of acquired assets and assumed liabilities as of the acquisition date of business combinations. These fair value adjustments are input into the calculation of goodwill related to the excess of the purchase price over the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed in the acquisition.
The fair value of assets acquired and liabilities assumed are determined using market, income and cost approaches from the perspective of a market participant. The fair value measurements can be based on significant inputs that are not readily observable in the market. The market approach indicates value for a subject asset based on available market pricing for comparable assets. The market approach used includes prices and other relevant information generated by market transactions involving comparable assets, as well as pricing guides and other sources. The income approach indicates value for a subject asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a required market rate of return that reflects the relative risk of achieving the cash flows and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used for certain assets for which the market and income approaches could not be applied due to the nature of the asset. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the asset, adjusted for obsolescence, whether physical, functional or economic.
Goodwill:
    The Company reviews goodwill for impairment annually on the first day of its fourth quarter and also if events or changes in circumstances indicate the occurrence of a triggering event. The Company reviews goodwill for impairment by initially considering qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill, as a basis for determining whether it is necessary to perform a quantitative analysis. If it is determined that it is more likely than not that the fair value of reporting unit is less than its carrying amount, a quantitative analysis is performed to identify goodwill impairment. If it is determined that it is not more likely than not that the fair value of the reporting unit is less than its carrying amount, it is unnecessary to perform a quantitative analysis. The Company may elect to bypass the qualitative assessment and proceed directly to performing a quantitative analysis.
Investment in unconsolidated affiliates:
    The Company records equity in earnings from unconsolidated affiliates in Other income. Income from unconsolidated affiliates, excluding losses related to the disposal of the Company’s investment in Casa Ley, S.A. de C.V. (“Casa Ley”), was immaterial in fiscal 2018, fiscal 2017 and fiscal 2016.
El Rancho:
    On November 16, 2017, the Company acquired an equity interest in Mexico Foods Parent LLC and La Fabrica Parent LLC (“El Rancho”), a Texas-based specialty grocer with 16 stores, for $100.0 million purchase consideration, consisting of $70.0 million in cash and $30.0 million of equity in the Company. The investment represents a 45% ownership interest in El Rancho which the Company is accounting for under the equity method. The Company has the option to acquire the remaining 55% of El Rancho at any time until six months after the delivery of El Rancho’s financial results for the fiscal year ended December 31, 2021. If the Company elects to exercise the option to acquire the remaining equity of El Rancho, the price to be paid will be calculated using a predetermined market-based formula.
Casa Ley:
    During the fourth quarter of fiscal 2017, the Company sold its equity method investment in Casa Ley to Tenedora CL del Noroeste, S.A. de C.V. for
(Peso)
6.5 billion Mexican pesos (approximately $348.4 million in U.S. dollars). In connection with the sale, the Company recorded a loss, net of $25.0 million in the third quarter of fiscal 2017, which is included in Other income, driven by the change in the fair value of the assets held for sale and the change in fair value of the related Casa Ley contingent value rights (“CVRs”). Net proceeds from the sale were used to distribute approximately $222 million in cash (or approximately $0.934 in cash per Casa Ley CVR) pursuant to the terms of the Casa Ley CVR agreement.
Company-Owned life insurance policies (“COLI”):
    The Company has COLI policies that have a cash surrender value. The Company has loans against these policies. The Company has no intention of repaying the loans prior to maturity or cancellation of the policies. Therefore, the Company offsets the cash surrender value by the related loans. As of February 23, 2019 and February 24, 2018, the cash surrender values of the policies were $158.8 million and $170.9 million, and the balances of the policy loans were $94.4 million and $103.4 million, respectively. The net balance of the COLI policies is included in Other assets.
Interest rate risk management:
    The Company has entered into several interest rate swap contracts (“Swaps”) to hedge against the variability in cash flows relating to interest payments on its outstanding variable rate term debt. Swaps are recognized in the Consolidated Balance Sheets at fair value. Changes in the fair value of Swaps designated as cash flow hedges, to the extent the hedges are highly effective, are recorded in Other comprehensive (loss) income, net of income taxes. Ineffective portions of cash flow hedges, if any, are recognized in current period earnings. Other comprehensive income (loss) is reclassified into current period earnings when the hedged transaction affects earnings. The Company assesses, both at the inception of the hedge and on an ongoing basis, whether derivatives used as hedging instruments are highly effective in offsetting the changes in the fair value or cash flow of the hedged items. If it is determined that a derivative is not highly effective as a hedge or ceases to be highly effective, the Company discontinues hedge accounting prospectively.
Energy contracts:
    The Company has entered into contracts to purchase electricity and natural gas at fixed prices for a portion of its energy needs. The Company expects to take delivery of the electricity and natural gas in the normal course of business. Contracts that qualify for the normal purchase exception under derivatives and hedging accounting guidance are not recorded at fair value. Energy purchased under these contracts is expensed as delivered. The Company also manages its exposure to changes in diesel prices utilized in the Company’s distribution process through the use of short-term heating oil derivative contracts. These contracts are economic hedges of price risk and are not designated or accounted for as hedging instruments for accounting purposes. Changes in the fair value of these instruments are recognized in earnings.
Self-Insurance liabilities
:    The Company is primarily self-insured for workers’ compensation, property, automobile and general liability. The self-insurance liability is undiscounted and determined actuarially, based on claims filed and an estimate of claims incurred but not yet reported. The Company has established stop-loss amounts that limit the Company’s further exposure after a claim reaches the designated stop-loss threshold. Stop-loss amounts for claims incurred for the years presented range from $0.5 million to $5.0 million per claim, depending upon the type of insurance coverage and the year the claim was incurred. In determining its self-insurance liabilities, the Company performs a continuing review of its overall position and reserving techniques. Since recorded amounts are based on estimates, the ultimate cost of all incurred claims and related expenses may be more or less than the recorded liabilities.
The Company has reinsurance receivables of $20.3 million and $21.7 million recorded within Receivables, net and $41.1 million and $62.4 million recorded within Other assets as of February 23, 2019 and February 24, 2018, respectively. The self-insurance liabilities and related reinsurance receivables are recorded gross.
Changes in self-insurance liabilities consisted of the following (in millions):

	February 23, 2019	February 24, 2018
Beginning balance	$1,217.7	$1,264.9
Expense	323.5	314.4
Claim payments	(279.3)	(287.6)
Other reductions(1)	(115.6)	(74.0)

Ending balance	1,146.3	1,217.7
Less current portion	(306.8)	(296.0)

Long-term portion	$839.5	$921.7

(1)	Primarily reflects the systematic adjustments to the fair value of assumed self-insurance liabilities from acquisitions and actuarial adjustments for claims experience.
Deferred rents:
    The Company recognizes rent holidays from the period of time the Company has possession of the property, as well as tenant allowances and escalating rent provisions, on a straight-line
basis over the expected term of the operating lease. The expected term may also include the exercise of renewal options if such exercise is determined to be reasonably assured and is used to determine whether the lease is capital or operating. Deferred rents are included in Other current liabilities and Other long-term liabilities.
Deferred gains on leases:
    The Company may receive
up-front
funds upon sublease or assignment of existing leases. Deferred gains related to subleases and assignments as of February 23, 2019 and February 24, 2018 were $13.7 million and $13.9 million, respectively, recorded in Other current liabilities, and $44.9 million and $58.6 million, respectively, recorded in Other long-term liabilities. These proceeds are amortized on a straight-line basis over an estimated sublease term.
In addition, deferred gains have been recorded in connection with several sale-leaseback transactions and are amortized over the lives of the leases. The current portion of deferred gains related to sale-leaseback transactions was $46.5 million and $62.4 million as of February 23, 2019 and February 24, 2018, respectively, recorded in Other current liabilities, with the long-term portion of $819.1 million and $482.2 million as of February 23, 2019 and February 24, 2018, respectively, recorded in Other long-term liabilities. Amortization of deferred gains related to sale-leaseback transactions was $75.7 million, $50.3 million and $37.0 million in fiscal 2018, fiscal 2017 and fiscal 2016, respectively, and was recorded as a component of Gain (loss) on property dispositions and impairment losses, net.
Benefit plans and Multiemployer plans:
    Substantially all of the Company’s employees are covered by various contributory and non-contributory
pension, profit sharing or 401(k) plans, in addition to dedicated defined benefit plans for certain Safeway Inc. (“Safeway”), Shaw’s and United Supermarkets, LLC (“United”) employees. Certain employees participate in a long-term retention incentive bonus plan. The Company also provides certain health and welfare benefits, including short-term and long-term disability benefits to inactive disabled employees prior to retirement.
The Company recognizes a liability for the underfunded status of the defined benefit plans as a component of Other long-term liabilities. Actuarial gains or losses and prior service costs or credits are recorded within Other comprehensive (loss) income. The determination of the Company’s obligation and related expense for its sponsored pensions and other post-retirement benefits is dependent, in part, on management’s selection of certain actuarial assumptions in calculating these amounts. These assumptions include, among other things, the discount rate and expected long-term rate of return on plan assets.
Most union employees participate in multiemployer retirement plans pursuant to collective bargaining agreements, unless the collective bargaining agreement provides for participation in plans sponsored by the Company. Pension expense for the multiemployer plans is recognized as contributions are funded.
See Note 12—Employee benefit plans and collective bargaining agreements for additional information.
Revenue recognition
:    Revenues from the retail sale of products are recognized at the point of sale to the customer, net of returns and sales tax. Pharmacy sales are recorded upon the customer receiving the prescription. Third party receivables from pharmacy sales were $252.2 million and $205.5 million as of February 23, 2019 and February 24, 2018, respectively, and are recorded in Receivables, net. For eCommerce related sales, which primarily include home delivery, “Drive Up and Go” curbside pickup and meal kit delivery, revenues are recognized upon either pickup in store or delivery to the customer and may include revenue for separately charged delivery services. Discounts provided to customers by the Company at the time of sale are recognized as a reduction in sales as the products are sold. Discounts provided to customers by vendors, usually in the form of coupons, are not recognized as a reduction in sales, provided the coupons are redeemable at any retailer that accepts coupons. The Company recognizes revenue and records a corresponding receivable from the vendor for the difference between the sales prices and the cash received from the customer. The Company records a contract liability when rewards are earned by customers in connection with the Company’s loyalty programs. As rewards are redeemed or expire, the Company reduces the contract liability and recognizes revenue. The contract liability balance was immaterial in fiscal 2018, fiscal 2017 and fiscal 2016.
The Company records a contract liability when it sells its own proprietary gift cards. The Company records a sale when the customer redeems the gift card. The Company’s gift cards do not expire. The Company reduces the contract liability and records revenue for the unused portion of gift cards (“breakage”) in proportion to its customers’ pattern of redemption, which the Company determined to be the historical redemption rate. The Company’s contract liability related to gift cards was $55.9 million as of February 23, 2019 and $55.6 million as of February 24, 2018.
Disaggregated Revenues
The following table represents sales revenue by type of similar product (in millions):

	Fiscal 2018		Fiscal 2017		Fiscal 2016
	Amount (1)	% of Total	Amount (1)	% of Total	Amount (1)	% of Total
Non-perishables (2)	$26,371.8	43.6%	$26,522.0	44.3%	$26,699.2	44.7%
Perishables(3)	24,920.9	41.2%	24,583.7	41.0%	24,398.5	40.9%
Pharmacy	4,986.6	8.2%	5,002.6	8.3%	5,119.2	8.6%
Fuel	3,455.9	5.7%	3,104.6	5.2%	2,693.4	4.5%
Other(4)	799.3	1.3%	711.7	1.2%	767.9	1.3%

Total	$60,534.5	100.0%	$59,924.6	100.0%	$59,678.2	100.0%

(1)	eCommerce related sales are included in the categories to which the revenue pertains.
(2)	Consists primarily of general merchandise, grocery and frozen foods.
(3)	Consists primarily of produce, dairy, meat, deli, floral and seafood.
(4)	Consists primarily of lottery and various other commissions, rental income and other miscellaneous income.
Cost of sales and vendor allowances:
    Cost of sales includes, among other things, purchasing, inbound freight costs, product quality testing costs, warehousing costs, internal transfer costs, advertising costs, private label program costs and strategic sourcing program costs.
The Company receives vendor allowances or rebates (“Vendor Allowances”) for a variety of merchandising initiatives and buying activities. The terms of the Company’s Vendor Allowances arrangements vary in length but are primarily expected to be completed within a quarter. The Company records Vendor Allowances as a reduction of Cost of sales when the associated products are sold. Vendor Allowances that have been earned as a result of completing the required performance under terms of the underlying agreements but for which the product has not yet been sold are recognized as reductions of inventory. The reduction of inventory for these Vendor Allowances was $74.8 million and $60.6 million as of February 23, 2019 and February 24, 2018, respectively.
Advertising costs are included in Cost of sales and are expensed in the period the advertising occurs. Cooperative advertising funds are recorded as a reduction of Cost of sales when the advertising occurs. Advertising costs were $422.3 million, $497.5 million and $502.4 million, net of cooperative advertising allowances of $101.3 million, $81.1 million and $71.9 million for fiscal 2018, fiscal 2017 and fiscal 2016, respectively.
Selling and administrative expenses:
    Selling and administrative expenses consist primarily of store and corporate employee-related costs such as salaries and wages, health and welfare, workers’ compensation and pension benefits, as well as marketing and merchandising, rent, occupancy and operating costs, amortization of intangibles and other administrative costs.
Income taxes:
    Prior to the Reorganization Transactions, ACL was organized as a limited liability company, wholly owned by its parent, AB Acquisition. As such, income taxes in respect of these operations were payable by the equity members of AB Acquisition. Entity-level federal and state taxes were provided on ACL’s Subchapter C corporation subsidiaries, and state income taxes on its limited liability company subsidiaries where applicable. Upon completion of the Reorganization Transactions, all of the operating subsidiaries became subsidiaries of Albertsons Companies Inc., with all operations taxable as part of a consolidated group for federal and state income tax purposes. In connection with the Reorganization Transactions, in the fourth quarter of fiscal 2017, the Company recorded deferred income taxes on operations held by limited liability companies and previously taxed to the equity members. The Company’s loss before taxes is primarily from domestic operations.
Deferred taxes are provided for the net tax effects of temporary differences between the financial reporting and income tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. Valuation allowances are established where management determines that it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company reviews tax positions taken or expected to be taken on tax returns to determine whether and to what extent a tax benefit can be recognized. The Company evaluates its positions taken and establishes liabilities in accordance with the applicable accounting guidance for uncertain tax positions. The Company reviews these liabilities as facts and circumstances change and adjusts accordingly. The Company recognizes any interest and penalties associated with uncertain tax positions as a component of Income tax expense. The Tax Act requires a U.S. shareholder of a controlled foreign corporation to provide U.S. taxes on its share of global low-taxed
income (“GILTI”). The current and deferred tax impact of GILTI is not material to the Company. Accordingly, the Company will report the tax impact of GILTI as a period cost and not provide deferred taxes for the basis difference that would be expected to reverse as GILTI.
The Company is contractually indemnified by SUPERVALU INC. (“SuperValu”) for any tax liability of New Albertsons L.P. (“NALP”) arising from tax years prior to the NALP acquisition. The Company is also contractually obligated to pay SuperValu any tax benefit it receives in a tax year after the NALP acquisition as a result of an indemnification payment made by SuperValu. An indemnification asset and liability, where necessary, has been recorded to reflect this arrangement.
Segments
:    The Company and its subsidiaries offer grocery products, general merchandise, health and beauty care products, pharmacy, fuel and other items and services in its stores or through eCommerce channels. The Company’s retail operating divisions are geographically based, have similar economic characteristics and similar expected long-term financial performance and are reported in one reportable segment. The Company’s operating segments and reporting units are its 13 divisions, which have been aggregated into one reportable segment. Each reporting unit constitutes a business for which discrete financial information is available and for which management regularly reviews the operating results. The Company operates similar store formats across all operating segments. Each store offers the same general mix of products with similar pricing to similar categories of customers, has similar distribution methods, operates in similar regulatory environments and purchases merchandise from similar or the same vendors.
Recently adopted accounting standards:
    In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”)
2014-09,
“
Revenue from Contracts with Customers (Topic 606)
”
.
 The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company adopted this guidance in the first quarter of fiscal 2018 on a modified retrospective basis, including implementing changes to processes and controls to comply with the new disclosure requirements. The adoption of this standard resulted in a decrease to accumulated deficit of $5.8 million. The adjustment relates to breakage on the unredeemed portion of the Company’s gift cards, which are now recognized in proportion to customer redemptions of gift cards, rather than waiting until the likelihood of redemption becomes remote. Similar to previous guidance, in certain third-party arrangements where the Company had previously determined it acts as a principal versus an agent, the Company will continue to record revenue for these arrangements on a gross basis under the new guidance.
In March 2017, the FASB issued ASU
2017-07,
“
Compensation—Retirement Benefits (Topic 715)—Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost
.” The Company adopted this guidance in the first quarter of fiscal 2018 on a retrospective basis. This ASU requires an employer to report the service cost component of net pension and post-retirement expense in the same line as other compensation costs from services rendered by employees during the period. Other components of net pension and post-retirement expense are required to be presented in the income statement separately from the service cost component. For the fiscal years ended February 24, 2018 and February 25, 2017, the Company reclassified $51.7 million and $32.9 million, respectively, of non-service
pension and post-retirement cost components to Other income from Selling and administrative expenses.
In November 2016, the FASB issued ASU
2016-18,
“
Statement of Cash Flows—Restricted Cash (Topic 230)
”
.
The Company adopted this guidance in the first quarter of fiscal 2018 on a retrospective basis. The new guidance requires that restricted cash be added to Cash and cash equivalents when reconciling the beginning and ending amounts on the Consolidated Statements of Cash Flows. The guidance also requires entities that report cash and cash equivalents and restricted cash separately on the Consolidated Balance Sheets to reconcile those amounts to the Consolidated Statements of Cash Flows. For the fiscal years ended February 24, 2018 and February 25, 2017, the adoption of this standard resulted in a decrease to Net cash used in investing activities and an increase to Net increase
(decrease) in cash and cash equivalents and restricted cash of $(0.6) million and $3.4 million, respectively. The following table provides a reconciliation of the amount of Cash and cash equivalents reported on the Consolidated Balance Sheets to the total of Cash and cash equivalents and restricted cash shown on the Consolidated Statements of Cash Flows (in millions):

	February 23, 2019	February 24, 2018	February 25, 2017
Cash and cash equivalents	$926.1	$670.3	$1,219.2
Restricted cash	41.6	10.5	9.9

Cash and cash equivalents and restricted cash	$967.7	$680.8	$1,229.1

In August 2017, the FASB issued ASU
2017-12,
“
Derivatives and Hedging (Topic 815)
”. The new guidance more closely aligns the results of cash flow and fair value hedge accounting with risk management activities through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results in the financial statements. The guidance expands hedge accounting for both nonfinancial and financial risk components and refines the measurement of hedge results to better reflect an entity’s hedging strategies. The Company elected to early adopt this ASU beginning the first day of fiscal 2018. The adoption of this guidance did not have a material impact on the Company’s Consolidated Financial Statements.
In January 2016, the FASB issued ASU
2016-01,
“
Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities
”. The ASU is intended to improve the recognition and measurement of financial instruments. The Company adopted this guidance in the first quarter of fiscal 2018. The new guidance requires equity investments, other than those accounted for under the equity method, to be measured at fair value, with changes in fair value recognized in net income. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The adoption of this guidance did not have a material impact on the Company’s Consolidated Financial Statements.
In August 2018, the FASB issued ASU
2018-15,
“
Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40)
”. The ASU is intended to improve the recognition and measurement of financial instruments. The new guidance aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use
software (and hosting arrangements that include an
internal-use
software license). The Company elected to early adopt this ASU in the second quarter of fiscal 2018 on a prospective basis. The adoption of this guidance did not have a material impact on the Company’s Consolidated Financial Statements.
Recently issued accounting standards:
    In February 2016, the FASB issued ASU
 2016-02,
”
Leases (Topic 842)
”. The ASU will require organizations that lease assets to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases. The new guidance will require both classifications of leases, operating and capital, to be recognized on the balance sheet. Consistent with current GAAP, the recognition, measurement and presentation of expenses and cash flows arising from a lease will depend on its classification. The ASU also will require disclosures to help investors and other financial statement users better understand the amount, timing and uncertainty of cash flows arising from leases. The Company plans to adopt this guidance in the first quarter of fiscal 2019. The Company plans to apply the practical expedients permitted within the guidance, which allows the Company to carryforward its historical lease classification, and to apply the transition option which does not require application of the guidance to comparative periods in the year of adoption. The Company has formed a dedicated project team and developed a comprehensive multi-stage project plan to assess and implement this ASU. This assessment includes reviewing all forms of leases and leveraging a technology solution in implementing the new ASU. Upon adoption of the ASU, the Company expects to recognize a right of use asset of approximately $5.3 billion and a lease liability of approximately $5.4 billion. Upon adoption of the ASU, the Company also expects to recognize a transitional adjustment of approximately $866 million ($641 million, net of tax) to Stockholders’ equity to eliminate deferred gains on sale-leaseback transactions. The transitional adjustment of the deferred gain on sale-leaseback transactions will result in the elimination of approximately $47 million ($34 million, net of tax) of annual amortization of deferred gains in future Consolidated Statements of Operations. The Company does not expect the adoption to have a material impact on the Company’s Consolidated Statements of Cash Flows. The preparation for adoption of this ASU is ongoing and the estimated impacts of adoption are preliminary and subject to change.
In February 2018, the FASB issued ASU
2018-02,
“
Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
”. This ASU amends ASC 220, “
Income Statement—Reporting Comprehensive Income
,” to allow a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Act. In addition, under the ASU, the Company may be required to provide certain disclosures regarding stranded tax effects. The ASU will take effect for public entities for annual reporting periods beginning after December 15, 2018, and interim periods within those fiscal years. The Company plans to adopt this guidance in the first quarter of fiscal 2019. The Company is currently evaluating the effect of the standard on its Consolidated Financial Statements.